Exhibit 99.1
American Gas Association Financial Forum May 15-17, 2011 Rooted in Tradition. Branching to New Opportunities.

2 Safe Harbor Statement: Some of the Statements in this document concerning future company performance will be forward-looking within the meanings of the securities laws. Actual results may materially differ from those discussed in these forward-looking statements, and you should refer to the additional information contained in Chesapeake Utilities Corporation's 2010 Annual Report on Form 10-K filed with the SEC and our other SEC filings concerning factors that could cause those results to be different than contemplated in today's discussion. REG G Disclosure: Today's discussion includes certain non-GAAP financial measures as defined under SEC Regulation G. Although non-GAAP measures are not intended to replace the GAAP measures for evaluation of Chesapeake's performance, Chesapeake believes that the portions of the presentation, which include certain non-GAAP financial measures, provide helpful comparison for an investor's evaluation purposes. Gross Margin: Gross Margin is determined by deducting the cost of sales from operating revenue. Cost of sales includes the purchased fuel cost for natural gas, electric and propane distribution operations and the cost of labor spent on different revenue-producing activities. Other companies may calculate gross margin in a different manner. Forward Looking Statements and Other Disclosures

3 Our Foundation Our Team Management team is diverse and committed to success Employees challenge each other and work well together as a team Mixture of long-term employees with experience at other energy and utility companies Board is made up of experienced professionals with diverse backgrounds Our Strategic Planning Process Integrated process that includes the entire leadership team Pursuit of goals that cannot be achieved by continuing status quo We look 5 years out and plan to grow at rates 5 to 10 times industry averages We look hard at how we are providing service to our customers, managing our resources, and growing our business Our Financial Discipline Review of our business mix and set targeted returns for each business and for the Company in total Set targets to earn returns on capital above those that are implicit in the rates allowed by the regulators Capital investment evaluation process Targeted capital structure (50% to 60% equity) Target consolidated return greater than regulated returns We will continue to grow earnings from a stable utility foundation. We will continue to invest in related businesses and services. We will continue to seek opportunities to generate returns greater than traditional regulated returns.

4 2010 Financial Results Delaware Beach FPU's results are not included in 2009 prior to the merger. 2010 Highlights In 2010, Chesapeake generated strong earnings growth as evidenced by record net income and earnings per share. Chesapeake's Legacy Businesses Excluding FPU and merger-related costs, our legacy business generated Net Income of $17.2 million, a 12% increase over 2009, and Generated an increase in Earnings Per Share of $0.24 *, an 11% increase over 2009 Florida Public Utilities Company Generated Net Income of $9.3 million Net Income increased by $7.5 million over 2009 - Inclusion of full year's results - Improved performance Added $0.22 per share* to the overall results Decrease in merger-related costs added $0.12 per share to the overall results *For details on how Chesapeake calculated components of Earnings Per Share, please refer to Item 7, Management's Discussion and Analysis of Financial Condition and Results of Operations reflected in our Annual Report on Form 10-K for the year ended 2010, as filed with the Securities and Exchange Commission on March 8, 2011.

Growth in Earnings Begins with Growth in Margins In 2010, gross margin increased largely as a result of the following: Full-year of FPU results: $54.5 million Central Florida Gas rate increase: $2.2 million Delmarva natural gas distribution customer growth: $1.1 million Eastern Shore Natural Gas expansion projects: $1.1 million Colder weather on the Delmarva Peninsula and in Florida: $600,000 Acquisition of 1,000 additional propane customers: $235,000 Addition of 436 CGS customers: $170,000 Improvement in BravePoint's performance: $747,000 5 2010 Financial Results Delaware Beach FPU's results are not included in 2009 prior to the merger. Growth in Earnings Begins with Growth in Margins In 2010, gross margin increased as a result of the following: Full-year of FPU results: $54.5 million Central Florida Gas rate increase: $2.2 million Delmarva natural gas distribution customer growth: $1.1 million Eastern Shore Natural Gas expansion projects: $1.1 million Colder weather on the Delmarva Peninsula and in Florida: $600,000 Acquisition of 1,000 additional propane customers: $235,000 Addition of 436 CGS customers: $170,000 Improvement in BravePoint's performance: $747,000

6 (CHART) (CHART) Our Long-Term Performance (CHART) Record EPS 2010 growth in diluted EPS of 27% Cumulative 5-year growth in diluted EPS of 51% 5 year annual compound growth rate in EPS of 8.6% Capital Expenditures We have invested more than $183 million over the last 5 years We are budgeted to invest an additional $51.7 million in capital expenditures in 2011 We have potentially $30 million in additional capital expenditures currently on the table Consistent Returns While making these investments and acquiring FPU, we have maintained ROEs between 11.0-11.6% We have generated consistent returns despite pressure on the regulated side to reduce allowable returns 5 year average ROE ending 2010 was 11.3%

Successful Integration FPU Merger has created shareholder value 7 Chesapeake completed the merger with FPU in October 2009. Our integration efforts translated into successful financial results and increased shareholder value. In addition, the Company is positioned to take advantage of future opportunities throughout the State of Florida.

(CHART) 8 Delmarva Natural Gas Customer Growth 1"An "Equivalent Residential Customer" is defined as the number of residential customers that would have to be served to generate the same value as the commercial and industrial customers added. Delmarva Natural Gas Distribution has generated an average annual growth rate of 4.7% or about 2,170 customers per year since 2005 Customer growth for 2010 was 2% Margin from 12 recently added commercial and industrial customers equates to approximately 3,600 residential customers Average annual Equivalent Residential Customer1 growth is approximately 6% for 2010 The expansion of our systems into southern Delaware, positions us to further extend our natural gas distribution and transmission infrastructure to serve other new customers in the area 42,009 45,378 48,487 50,663 51,891 52,862

9 Natural Gas Transmission Growth (CHART) Eastern Shore Natural Gas has been serving Delmarva since 1958. Owns 396 miles of natural gas pipeline - Constructed over 100 miles of natural gas pipeline infrastructure over the last 10 years Expansions over the last 10 years extended natural gas service to Eastern Sussex County, Delaware Expansion projects added an additional $143,000 of gross margin in 1Q2011 compared to 1Q2010 - Estimated annual gross margin of $574,000 in 2011 New transportation services as a result of the 8 mile mainline extension to interconnect with Texas Eastern were initiated in 2011 3-year phase-in of the new transportation services Estimated annual gross margin of $2.4 million in 2011, $3.9 million in 2012 and $4.3 million thereafter In 1Q2011, $542,000 was generated from these new transportation services

10 First Quarter 2011 Financial Results First Quarter 2011 Highlights During the First Quarter 2011, Chesapeake generated solid growth that largely offset significantly warmer weather. Net Income of $13.7 million compared to $14.0 million for 1Q2010 Earnings Per Share of $1.43 compared to $1.47 for 1Q2010 Increased margins in the Delmarva energy businesses largely offset the decline in earnings due to warmer temperatures: Continued growth and expansion of the natural gas distribution systems Natural gas transmission growth from new services Increased operating income from the Delmarva propane distribution operation Sustainability

Growth in Earnings Begins with Growth in Margins Chesapeake's efforts to expand our service on the Delmarva Peninsula and in Florida enabled us to largely overcome the significant impact of warmer weather during the first quarter. Growth in Delmarva natural gas distribution and transmission businesses generated $1.1 million of additional gross margin Eastern Shore Natural Gas' expansion projects: $645,000 Customer growth by the natural gas distribution operations: approximately $455,000 Contribution from Indiantown acquisition: $182,000 Propane margins per gallon increased to normal levels, adding increased gross margin of $1.0 million Settlement of a propane supplier's restitution fund: $575,000 Warmer temperatures on the Delmarva Peninsula and in Florida resulted in lower gross margin of $2.1 million 11 First Quarter 2011 Financial Results Sustainability Growth in Earnings Begins with Growth in Margins Chesapeake's efforts to expand service on the Delmarva Peninsula and in Florida enabled it to largely overcome the significant impact of warmer weather during the first quarter. Growth in Delmarva natural gas distribution and transmission businesses generated $1.1 million of additional gross margin Eastern Shore Natural Gas' expansion projects: $645,000 Customer growth by the natural gas distribution operations: approximately $455,000 Contribution from Indiantown acquisition: $182,000 Propane margins per gallon increased to normal levels, adding increased gross margin of $1.0 million Settlement of a propane supplier's restitution fund: $575,000 Warmer temperatures on the Delmarva Peninsula and in Florida resulted in lower gross margin of $2.1 million

12 Reconciliation of First Quarter Performance

Chesapeake paid a dividend for 50 consecutive years We have increased our dividend over 4.5% (on an annualized basis) in each of the last two years Our earnings growth of 8.6% over the last five years has exceeded our dividend growth of 3% over the last five years 2010 dividend payout ratio was approximately 48% 13 Chesapeake has paid a dividend for 50 consecutive years We have increased our dividend over 4.5% (on an annualized basis) in each of the last two years Our earnings growth of 8.6% over the last five years has exceeded our dividend growth of 3% over the last five years 2010 dividend payout ratio was approximately 48% Our Dividend * Future dividends are at the discretion of the Board and are based upon a number of factors, including achieved and expected earnings growth. 5 year CAGR Dividend Growth = 3.5% We are committed to dividend growth that is supported by earnings growth.

14 Peer ROE vs. Capital Expenditures Performance Quadrant 2008-2010 Data Source: Bloomberg Our Performance Relative to Our Peers (CHART) From 2008-2010, we invested more than $104 million to grow our businesses We have been able to achieve consolidated returns greater than regulatory commissions allow We will continue to target higher returns while investing capital expenditures given our current opportunities Our future growth opportunities include: Budgeted $51.7 million for capital expenditures during 2011 Other potential projects could require an additional investment of $30 million

15 Extending our natural gas system to serve Lewes, Delaware Anchored by large customers, whose fuel requirements are equivalent to hundreds of residential customers Provides the foundation for future growth in this area New system expansions to serve Worcester County, Maryland Additional services associated with the interconnection between Texas Eastern's interstate pipeline system and Eastern Shore's system will generate increased earnings in 2011 and beyond Eastern Shore current rate case filing with the FERC Working with the Delaware Senate Bill 106 Workgroup in developing recommendations for energy efficiency resource standards for electric and natural gas providers Future Delmarva Regulated Energy Opportunities

16 Additional benefits as we leverage off of the integration activities in 2010 In discussions with several large commercial and industrial customers in Florida that would provide natural gas service in new areas of the state Building upon the reliability improvements, new rate design and quality of service enhancements we implemented in 2010 in regards to our Florida electric operations Obtaining Florida PSC approval for recovery of the acquisition premium and merger-related costs Future Florida Regulated Energy Opportunities

If recovery is approved: We will be able to include the acquisition premium and merger-related costs in our cost and investment, when determining our rates for service Amortization expense will be recorded and also included in the calculation of our rates Acquisition premium amortized over 30 years Merger-related costs amortized over 5 years Amortization expense of up to $1.6 million annually ($1.3 million not tax deductible) Longer-term, the inclusion of the acquisition premium in the Company's rate base and the recovery of the acquisition premium and merger-related costs through amortization expense, will increase the Company's earnings and cash flows above the levels that would have otherwise been achieved 17 Recovery of Acquisition Premium and Merger-Related Costs Our 2010 results exclude the impact of any amortization associated with the acquisition premium and merger-related costs On April 29, 2011, we submitted a "Come-back" filing with the Florida Public Service Commission which provides details of the known benefits and cost savings resulting from the merger with FPU Chesapeake has requested the recovery of approximately $34.2 million in acquisition premium and $2.2 million in merger-related costs We must satisfy the PSC's five-factor test If no recovery, there is some likelihood that we will have to reduce rates which could lower future earnings If recovery is approved, we will be able to include the acquisition premium and merger- related costs in our costs and investment, when determining our rates for service.

18 Implemented plans to expand our propane operations into Cecil County, Maryland in 2010 and expect to see growth there in 2011. Cecil County projects significant growth over the next few years as a result of the federal Base Realignment and Closure Act of 2005. Continuing to design a variety of programs based on our customers' needs and preferences Received approval by the Maryland Public Service Commission to supply natural gas supply services to industrial and commercial customers in Maryland Future Unregulated Energy Opportunities Expansion into Cecil County (CHART)

19 Delivered Results for Our Shareholders (CHART) Our one-year return outperformed the peer group and the market. Over the long-term, our shareholders have earned over 10% annually on their Chesapeake investment. *Represents time stock has been traded on NYSE

20 Delivered Results for Our Shareholders *Represents time stock has been traded on NYSE (CHART) If an investor made an initial investment of $10,000 in 1992, that investment would translate into a value of $78,948 today.

21 Delivering Future Results to Our Shareholders Over the last ten years, we have been aggressively growing and creating shareholder value. We are continuing to see opportunities for growth and are aggressively trying to develop those opportunities. We are continuing to strengthen our team. We are continuing to be disciplined. We are continuing to drive shareholder value.

22 Thank you. Questions?

APPENDIX

24 Natural Gas supplies nearly one-fourth* of all energy used in the U.S. Serves approximately 65 million* residential customers and over 5 million* commercial enterprises in the U.S. Cleanest fuel readily available on the market today Efficient, cost-effective and environmentally friendly Technological improvements in directional drilling have increased the supply of natural gas and reduced the price relative to other fuels U.S. has enough natural gas to supply our current demand for 100* years Tax laws have reduced the cost of extending service to customers and communities The direct use of natural gas can help the United States reach its carbon reduction goals; and its abundance as a domestic resource helps achieve our energy independence goals, making it the clean energy to meet tomorrow's needs. The Natural Gas Industry is Positioned for Growth Natural Gas Benefits We are doing our part . In the last 3 years, in Sussex County alone, the large commercial and industrial customers that have switched to natural gas have reduced carbon emissions by over 16,000 tons per year. This equates to 2,900 less cars on the road. In addition, we recently signed two additional customers in Sussex County. The switch to natural gas will reduce both facilities' carbon emissions by over 15% and equate to taking an additional 1,200 cars off the road. *Numerical data from the American Gas Association